EXHIBIT 99.3
                                       [COMPOSITE VERSION REFLECTING AMENDMENT]

                            UNITED STATES OF AMERICA
                                   Before the
                       SECURITIES AND EXCHANGE COMMISSION


ADMINISTRATIVE PROCEEDING
File No.


         In the Matter of           :
                                    :
         The Coca-Cola Company,     :       OFFER OF SETTLEMENT
                                    :       OF THE COCA-COLA COMPANY
         Respondent,                :
                                    :
                                    :
------------------------------------:

                                       I.

         The Coca-Cola Company ("Coca-Cola" or "Respondent"), pursuant to Rule 240(a) of the Rules of Practice of the Securities and Exchange Commission ("Commission") [17 C.F.R. [Section] 201.240(a)] submits this Offer of Settlement ("Offer") in anticipation of cease-and-desist proceedings to be instituted against it by the Commission, pursuant to Section 8A of the Securities Act of 1933 ("Securities Act") and Section 21C of the Securities Exchange Act of 1934 ("Exchange Act").

                                       II.

         This Offer is submitted solely for the purpose of settling these proceedings, with the express understanding that it will not be used in any way in these or any other proceedings, unless the Offer is accepted by the Commission. If the Offer is not accepted by the Commission, the Offer is withdrawn without prejudice to Respondent and shall not become a part of the record in these or any other proceedings, except for the waiver expressed in
Section V with respect to Rule 240(c)(5) of the Commission's Rules of Practice [17 C.F.R. [Section] 201.240(c)(5)].

                                      III.

         Consistent with the provisions of 17 C.F.R. [Section] 202.5(f), Respondent waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.

                                       IV.

         Respondent hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996 or any other provision of law to pursue reimbursement of attorney's fees or other fees, expenses or costs expended by Respondent to defend

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against this action. For these purposes, Respondent agrees that Respondent is not the prevailing party in this action since the parties have reached a good faith settlement.

                                       V.

         By submitting this Offer, Respondent hereby acknowledges its waiver of those rights specified in Rules 240(c)(4) and (5) [17 C.F.R. [Section] 201.240(c)(4) and (5)] of the Commission's Rules of Practice. Respondent also hereby waives service of the Order.

                                       VI.

         Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission or in which the Commission is a party and without admitting or denying the findings contained in the Commission's Order Instituting Cease-and-Desist Proceedings, Making Findings, And Imposing a Cease-and-Desist Order Pursuant to Section 8A of the Securities Act and Section 21C of the Exchange Act ("Order"), Respondent consents to the entry of the attached Order by the Commission.

                                      VII.

         Respondent undertakes to:

         A. Permanently maintain the remedial efforts or the functional equivalents thereof set forth in Paragraph 43 of the Order, except as may be approved by the Commission;

         B. Require its Audit Committee, within 90 days of the date of the Order, to review with management of Respondent the process by which the MD&A sections of periodic reports filed by Respondent with the Commission are prepared and material information about the business and prospects, including but not limited to, trend information and known events and uncertainties that may have a material impact on liquidity or future financial performance, is identified for discussion in the MD&A sections of such reports, and to approve a set of criteria to be used by its Disclosure Committee and management to reasonably assure that appropriate items are identified and discussed. The Audit Committee will meet periodically, at least annually, with the Chair of the Disclosure Committee to review such criteria, and will review and discuss with the Chief Financial Officer the proposed MD&A section of each periodic report to be filed with the Commission;

         C. Require its Disclosure Committee to: (i) use the aforementioned criteria to identify items that might need to be disclosed within the MD&A section of Respondent's periodic reports filed with the Commission; and (ii) use the aforementioned criteria to evaluate those items and recommend whether, and to what extent, disclosure is appropriate with respect to each item. The Chair of the Disclosure Committee will also report to the Audit Committee, on a quarterly basis, any recommended departures from the aforementioned criteria and the rationale supporting each such recommendation;


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


         D. Adhere to the guidance articulated in SEC Staff Accounting Bulletin No. 101 on disclosures that are required with respect to the recognition of revenue;

         E. Maintain for ten (10) years documentation sufficient to show for every of its Forms 8-K filed with the Commission, the preparers of each Form 8-K and those persons who reviewed and approved each Form 8-K; and

         F. Provide a written report, within 120 days of the date of this Order, to the Commission staff that details the Respondent's implementation of the undertakings articulated herein.

                                      VIII.

         Respondent hereby:

         A. Admits the jurisdiction of the Commission over it and over the matters set forth in the Order;

         B. Consents to the issuance of the Order by the Commission, without otherwise admitting or denying the findings set forth in the Order, in which the
Commission:

                  1. finds that Coca-Cola violated Sections 17(a)(2) and 17(a)(3) of the Securities Act and Section 13(a) of the Exchange Act and Rules 12b-20, 13a-1, 13a-11, and 13a-13 thereunder.

                  2. Orders that Coca-Cola cease and desist from committing or causing any violations and any future violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act and Section 13(a) of the Exchange Act and Rules 12b-20, 13a-1, 13a-11, and 13a-13 promulgated thereunder.

                                       IX.

         Respondent understands and agrees to comply with the Commission's policy "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings" [17 C.F.R. [Section] 202.5(e)]. In compliance with this policy, Respondent agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any finding in the Order or creating the impression that the Order is without factual basis; and
(ii) that upon the filing of this Offer of Settlement, Respondent hereby withdraws any papers previously filed in this proceeding to the extent that they deny, directly or indirectly, any finding in the Order. If Respondent breaches this agreement, the Division of Enforcement may petition the Commission to vacate the Order and restore this proceeding to its active docket. Nothing in this provision affects Respondent's: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.


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                                       X.

         Respondent states that it has read and understands the foregoing Offer, that this Offer is made voluntarily, and that no promises, offers, threats, or inducements of any kind or nature whatsoever have been made by the Commission or any member, officer, employee, agent, or representative of the Commission in consideration of this Offer or otherwise to induce it to submit to this Offer.


23rd Day of March, 2005         /s/ Geoffrey J. Kelly
                                ------------------------
                                The Coca-Cola Company

                                G. J. Kelly
                                ------------------------
                                (NAME)

                                Acting General Counsel
                                ------------------------
                                (TITLE)



                                [TITLE]


STATE OF GEORGIA           }
                           }                 ss:
COUNTY OF FULTON           }


     The foregoing instrument was acknowledged before me this 23 day of March, 2005, by G. J. Kelly, __X__ who is personally - known to me or ____ who has produced a _____________ driver's license as identification and who did take an oath.



Jo Ann Crabb
Notary Public
State of Georgia
Commission Number          :                [STAMP]
Commission Expiration      :
                                   Notary Public Dekalb County, GA
                                My Commission Expires June 19th, 2006
                                         Jo Ann Crabb





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